                                                                 Exhibit 10.10.2

                               AMENDMENT NUMBER 1
to Employment Agreement dated as of January 1, 2004 between ORMAT NEVADA INC and
                    YEHEZKEL RAM (the EMPLOYMENT AGREEMENT)

                      entered this 12 day of October 2004

The Employment Agreement is hereby amended as follows:

     Section 3 of the Employment Agreement is hereby amended by changing the expiration date from December 31, 2004 to December 31, 2007.

     All other terms of the Employment Agreement remain unchanged.

     IN WITNESS WHEREOF, the parties have executed and entered into this
     Employment Agreement on the date set forth above

                                                  EMPLOYEE

                                                  /s/ Hezy Ram
                                                  ------------------------

                                                  EMPLOYER

                                                  By: /s/ L.Y. Bronicki
                                                     ---------------------

                                                  Its: Chairman
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